Exhibit 1.A. (16)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, a Director and President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
MLLIC Prime Plan I	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan II	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan III	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan IV	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Directed Life	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan V	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan VI	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan 7	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan Investor	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Directed Life 2	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Investor Life	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Investor Life Plus	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Estate Investor I	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Estate Investor II	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Legacy Power	Merrill Lynch Variable Life Separate Account	811-06225

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of May, 2019.

/s/ Blake S. Bostwick
Blake S. Bostwick
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Controller, Senior Vice President and Assistant Treasurer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
MLLIC Prime Plan I	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan II	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan III	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan IV	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Directed Life	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan V	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan VI	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan 7	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan Investor	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Directed Life 2	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Investor Life	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Investor Life Plus	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Estate Investor I	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Estate Investor II	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Legacy Power	Merrill Lynch Variable Life Separate Account	811-06225

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of May, 2019.

/s/ Eric J. Martin
Eric J. Martin
Controller, Senior Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director and Chairman of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
MLLIC Prime Plan I	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan II	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan III	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan IV	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Directed Life	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan V	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan VI	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan 7	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan Investor	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Directed Life 2	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Investor Life	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Investor Life Plus	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Estate Investor I	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Estate Investor II	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Legacy Power	Merrill Lynch Variable Life Separate Account	811-06225

IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of May, 2019.

/s/ Mark W. Mullin
Mark W. Mullin
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jay Orlandi, a Director, Executive Vice President, Secretary and General Counsel of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
MLLIC Prime Plan I	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan II	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan III	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan IV	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Directed Life	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan V	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan VI	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan 7	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan Investor	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Directed Life 2	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Investor Life	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Investor Life Plus	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Estate Investor I	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Estate Investor II	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Legacy Power	Merrill Lynch Variable Life Separate Account	811-06225

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of May, 2019.

/s/ Jay Orlandi
Jay Orlandi
Director, Executive Vice President, Secretary and General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, a Director, Chief Tax Officer and Senior Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
MLLIC Prime Plan I	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan II	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan III	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan IV	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Directed Life	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan V	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan VI	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan 7	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan Investor	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Directed Life 2	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Investor Life	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Investor Life Plus	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Estate Investor I	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Estate Investor II	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Legacy Power	Merrill Lynch Variable Life Separate Account	811-06225

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of May, 2019.

/s/ David Schulz
David Schulz
Director, Chief Tax Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Chief Financial Officer, Executive Vice President and Treasurer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
MLLIC Prime Plan I	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan II	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan III	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan IV	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Directed Life	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan V	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan VI	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan 7	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Prime Plan Investor	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Directed Life 2	Merrill Lynch Life Variable Life Separate Account II	811-06227
MLLIC Investor Life	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Investor Life Plus	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Estate Investor I	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Estate Investor II	Merrill Lynch Variable Life Separate Account	811-06225
MLLIC Legacy Power	Merrill Lynch Variable Life Separate Account	811-06225

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of May, 2019.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Chief Financial Officer, Executive Vice President and Treasurer